Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. Section 1350

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Adam S. Winger, the President and Chief Executive Officer of American CareSource Holdings, Inc. (the "Company"), hereby certify, that, to my knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 (the "Report") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2016

/s/ Adam S. Winger

Name: Adam S. Winger

Title: President and Chief Executive Officer